SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On May 28, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  May 30, 2002               By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on May 28, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      May 28, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     154,000,000.00    140,646,313.79    4,592,129.33     299,107.83    4,891,237.16     0.00       0.00      136,054,184.46
A_2     200,500,000.00    173,775,008.94    8,941,345.61     358,410.96    9,299,756.57     0.00       0.00      164,833,663.33
A_R             100.00              0.00            0.00           0.00            0.00     0.00       0.00                0.00
M_1      50,000,000.00     50,000,000.00            0.00     148,958.33      148,958.33     0.00       0.00       50,000,000.00
M_2      33,750,000.00     33,750,000.00            0.00     119,109.38      119,109.38     0.00       0.00       33,750,000.00
B        26,750,000.00     26,750,000.00            0.00     131,186.46      131,186.46     0.00       0.00       26,750,000.00
P               100.00            100.00            0.00     102,457.68      102,457.68     0.00       0.00              100.00
TOTALS  465,000,200.00    424,921,422.73   13,533,474.94   1,159,230.64   14,692,705.58     0.00       0.00      411,387,947.79

A_IO    195,300,000.00    143,600,000.00            0.00     837,666.67      837,666.67     0.00       0.00      132,900,000.00
X_1               0.00              0.00            0.00           0.00            0.00     0.00       0.00                0.00
X_2               0.00              0.00            0.00           0.00            0.00     0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VNK4      913.28775188   29.81902162        1.94225864      31.76128026          883.46873026     A_1    2.320000 %
A_2    22540VNL2      866.70827401   44.59523995        1.78758584      46.38282579          822.11303406     A_2    2.250000 %
A_R    22540VNN8        0.00000000    0.00000000        0.00000000       0.00000000            0.00000000     A_R    9.040600 %
M_1    22540VNP3    1,000.00000000    0.00000000        2.97916660       2.97916660        1,000.00000000     M_1    3.250000 %
M_2    22540VNQ1    1,000.00000000    0.00000000        3.52916681       3.52916681        1,000.00000000     M_2    3.850000 %
B      22540VNR9    1,000.00000000    0.00000000        4.90416673       4.90416673        1,000.00000000     B      5.350000 %
P      22540VNS7    1,000.00000000    0.00000000  ################ ################        1,000.00000000     P      8.818268 %
TOTALS                913.80911821   29.10423466        2.49296805      31.59720271          884.70488355

A_IO   22540VNM0      735.27905786    0.00000000        4.28912785       4.28912785          680.49155146     A_IO   7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com


                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                                May 28, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                               128,867.47
                 Group 2 Scheduled Principal                                               270,659.80

                 Principal Prepayments
                 Group 1 Principal Prepayments                                           3,254,126.42
                 Group 2 Principal Prepayments                                           7,083,084.74

                 Curtailments
                 Group 1 Curtailments                                                      132,734.35
                 Group 2 Curtailments                                                      289,066.42

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                               700.62
                 Group 2 Curtailment Adjustments                                             1,429.60

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                                 -18.73
                 Group 2 Principal Adjustments                                                  -0.18

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                                  0.00

                 Gross Interest
                 Group 1 Gross Interest                                                  2,006,223.44
                 Group 2  Gross Interest                                                 2,523,896.77

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                  189,506,887.57
                 Group 2 Beginning Collateral Balance                                  242,949,688.16

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                     185,990,477.44
                 Group 2 Ending Collateral Balance                                     234,316,107.39

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                   78,961.20
                 Additional Servicing Fee - Prepayment Period                                  199.40
                 Group2 Servicing Fee - Collection Period                                  101,229.04
                 Additional Servicing Fee - Prepayment Period                                  131.15

Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                                56,347.90
                 Group2 Prepayment Penalties                                                46,109.05


                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            May 28, 2002

Sec. 4.06(viii) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Excluding Bankruptcies and Forecolsures)

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          48             1,531,115.15            0.82 %
                2 Month          34             1,166,298.11            0.63 %
                3 Month          40             1,426,583.30            0.77 %
                Total           122             4,123,996.56            2.22 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          52             2,732,736.20            1.17 %
                2 Month          28             1,630,584.71            0.70 %
                3 Month          59             3,849,409.62            1.64 %
                Total           139             8,212,730.53            3.51 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         100              4,263,851.35           1.01 %
                2 Month          62              2,796,882.82           0.67 %
                3 Month          99              5,275,992.92           1.26 %
                Total           261             12,336,727.09           2.94 %

                Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy (Including Current)

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                36              1,029,932.18                 0.55 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                23              1,248,498.03                 0.53 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                59              2,278,430.21                 0.54 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                1                 21,145.39                 0.01 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                1                 27,926.93                 0.01 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                2                 49,072.32                 0.01 %


Sec. 4.06(a(x)  REO Loans - Loan Level


Sec. 4.06(xi)   Number and Aggregate Principal Amounts of REO Loans


                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                                    -8-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            May 28, 2002

Sec. 4.06(xii)  Realized Losses
                Realized Losses - Group I                                                               0.00
                Realized Losses - Group II                                                        989,340.39

Sec. 4.06(xii)  Cumulative Realized Losses
                Cumulative Realized Losses - Group I                                                    0.00
                Cumulative Realized Losses - Group II                                             989,340.39

Sec. 4.06(xiii) Rolling Three Month Delinquency Rate                                              1.960794 %

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account                                                0.00
                Capitalized Interest Requirement                                                        0.00

Sec. 4.06(xv)   Amount of Insured Payment                                                               0.00

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    32,755.52
                (2)                                                                                18,752.68
                (3)                                                                                17,387.86
                (4)                                                                                 2,931.25
                (5)                                                                                   600.04
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    76,991.82
                (2)                                                                                75,376.21
                (3)                                                                                54,241.01
                (4)                                                                                33,751.50
                (5)                                                                                14,425.16
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

                Prepayment Interest Shortfall Allocated to Class A-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class A-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class B                                      0.00
                Prepayment Interest Shortfall Allocated to Class A-IO                                   0.00
                Prepayment Interest Shortfall Allocated to Class M-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class R                                      0.00
                Prepayment Interest Shortfall Allocated to Class M-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class P                                      0.00
                Total Prepayment Interest Shortfall Allocated                                           0.00


Sec. 4.06(v)    Fees - Group 1
                Servicing Fee                                                                      78,961.20
                Trustee Fee                                                                           868.57
                Loss Mitigation Fee                                                                 2,763.64

                Fees - Group 2
                Servicing Fee                                                                     101,229.04
                Trustee Fee                                                                         1,113.52
                Loss Mitigation Fee                                                                 3,543.02

                Certificate Insurer Premium                                                        15,929.38


                                    -9-

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
